                                                                    Exhibit 24
                                                                   BA - DE 10K


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 1994.


                                       /s/ Harry Bonk
                                       --------------
                                       Harry Bonk
                                       Director

STATE OF DELAWARE    )
                     )    SS:
COUNTY OF SUSSEX     )


     On this 21st day of March, 1994, before me, the undersigned officer, personally appeared Harry Bonk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Notary Public
                                        -----------------
                                        Notary Public

                                        My commission expires:
                                        April 23, 1996

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1994.



                                       /s/ Archie W. Dunham
                                       --------------------
                                       Archie W. Dunham
                                       Director

STATE OF TEXAS    )
                  )    SS:
COUNTY OF HARRIS  )



     On this 23rd day of March, 1994, before me, the undersigned officer, personally appeared Archie W. Dunham, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       August 26, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1994.



                                       /s/ Charles W. Crist
                                       --------------------
                                       Charles W. Crist
                                       Director

STATE OF VIRGINIA    )
                     )    SS:
COUNTY OF ARLINGTON  )



     On this 22nd day of March, 1994, before me, the undersigned officer, personally appeared Charles W. Crist, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       July 31, 1994

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1994.



                                       /s/ Robert F. Rider
                                       -------------------
                                       Robert F. Rider
                                       Director

STATE OF DELAWARE   )
                    )    SS:
COUNTY OF NEW CASTLE)



     On this 22nd day of March, 1994, before me, the undersigned officer, personally appeared Robert F. Rider, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       July 31, 1995

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March, 1994.



                                       /s/ David P. Roselle
                                       --------------------
                                       David P. Roselle
                                       Director

STATE OF DELAWARE     )
                      )    SS:
COUNTY OF NEW CASTLE  )



     On this 24th day of March, 1994, before me, the undersigned officer, personally appeared David P. Roselle, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       March 18, 1996

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer, a director, or both an officer and director, of the Company, as indicated below his name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities, as an officer, a director, or both an officer and director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1994.



                                       /s/ Joshua W. Martin III
                                       ------------------------
                                       Joshua W. Martin III
                                       Vice President and General
                                         Counsel; Secretary; Director

STATE OF DELAWARE     )
                      )    SS:
COUNTY OF NEW CASTLE  )



     On this 18th day of March, 1994, before me, the undersigned officer, personally appeared Joshua W. Martin III, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       March 18, 1996

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER as attorney for him and in his name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March, 1994.



                                       /s/ John J. Parker
                                       ------------------
                                       John J. Parker
                                       Controller and Treasurer

STATE OF DELAWARE     )
                      )    SS:
COUNTY OF NEW CASTLE  )



     On this 24th day of March, 1994, before me, the undersigned officer, personally appeared John J. Parker, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       August 27, 1994

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC. (formerly known as THE DIAMOND STATE TELEPHONE COMPANY), a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN J. PARKER as attorney for him and in his name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March, 1994.



                                       /s/ Carolyn S. Burger
                                       ---------------------
                                       Carolyn S. Burger
                                       President and Director

STATE OF DELAWARE     )
                      )    SS:
COUNTY OF NEW CASTLE  )



     On this 24th day of March, 1994, before me, the undersigned officer, personally appeared Carolyn S. Burger, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Notary Public
                                       -----------------
                                       Notary Public

                                       My commission expires:
                                       August 27, 1994

                                       My commission expires:
                                       August 27, 1994.